Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated October 16, 2015

to

Prospectus dated April 30, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 30, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 39 of the Prospectus (as supplemented and amended by this supplement) before you decide to invest in shares of our common stock.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors—Risks Related to Our Investments” by replacing the fifth sentence of the eighth paragraph of the risk factor entitled “We have entered into a total return swap agreement which exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.” in its entirety with the following:

Such monthly payments equal the product of (x) 80%, multiplied by (y) the maximum notional amount of the TRS ($500.0 million), multiplied by (z) 1.50% per annum.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements” by adding the following immediately after the last sentence of footnote 1 to the first table thereof:

On October 14, 2015, Center City Funding entered into an amendment to the TRS to increase the maximum aggregate notional amount of the portfolio of loans subject to the TRS from $400,000 to $500,000.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Financing Arrangements—Total Return Swap” by replacing the fifth sentence of the ninth paragraph thereof in its entirety with the following:

Such monthly payments equal the product of (x) 80%, multiplied by (y) the maximum notional amount of the TRS ($500,000; $300,000 as of December 31, 2014), multiplied by (z) 1.50% per annum (1.30% per annum as of December 31, 2014).

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” by replacing the first sentence of the second paragraph thereof with the following (dollar amounts below are in thousands):

Pursuant to the terms of the TRS between Center City Funding and Citibank, Center City Funding pays fees to Citibank at a floating rate equal to one-month LIBOR plus 1.50% per annum (which spread was 1.30% per annum as of December 31, 2014) on the utilized notional amount of the loans subject to the TRS in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of $500,000 (which maximum notional amount was $300,000 as of December 31, 2014).